SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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Modine Manufacturing Company
(Name of Registrant as Specified In Its Charter)

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February 9, 2005

Filed by Modine Manufacturing Company
Pursuant to Rule 14a-12 Under the
Securities Exchange Act of 1934
Subject Company: Modine Manufacturing Company
Commission File No. 1-1373

On February 9, 2005 Modine Manufacturing Company ("Modine") issued a News Release as set forth below.

NEWS RELEASE

For Immediate Release

Investor Contact: Dave Prichard 262-636-8434 d.a.prichard@na.modine.com

Media Contact: Lori Stafford 262-636-1001 l.stafford@na.modine.com

U.S. Department of Justice Grants Early Termination of the Waiting Period under Hart-Scott-Rodino Act for Previously Announced Spin Off and Merger of Modine"s Aftermarket Business with Transpro

Racine, WI, February 9, 2005, Modine Manufacturing Company (NYSE: MOD) announced today that the U.S. Department of Justice has granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act for the previously announced merger of Modine"s Aftermarket business into Transpro, Inc. (AMEX: TPR). A definitive agreement for the proposed transaction was announced on February 1. The merger is the final step in a process that starts with Modine"s spin off of its Aftermarket business on a debt-free and tax-free basis to Modine shareholders.

The merger, which is not subject to Modine shareholder approval, is subject to effectiveness of the Transpro registration statement to be filed with the U.S. Securities and Exchange Commission, Transpro stockholder approval and satisfaction of other customary closing conditions. Closing on the Aftermarket spin off and merger is anticipated during the second calendar quarter of 2005.

In addition, Modine will acquire Transpro"s heavy-duty original equipment business, a transaction that is expected to close earlier than the Aftermarket spin off and merger.

# # #

About Modine Manufacturing Company

Founded in 1916 and with fiscal 2004 revenues of $1.2 billion, Modine Manufacturing Company specializes in thermal management systems and components, bringing heating and cooling technology and solutions to diversified global markets. Modine"s products are used in light, medium, and heavy-duty vehicles, HVAC (heating, ventilation, air conditioning) equipment, industrial equipment, refrigeration systems, fuel cells and electronics. The Company employs more than 8,500 people at 35 facilities worldwide. More information about Modine can be found at www.modine.com.

About Transpro

Transpro, Inc. is a manufacturer and distributor of Aftermarket and OEM heat transfer and temperature control products for automotive, truck and industrial applications.

Cautionary Information Regarding Forward-Looking Statements

This communication contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about the benefits of the merger and OE transactions, including future financial and operating results, plans, objectives, expectations and intentions and other statements that are not historical facts. These statements are based on Modine"s current expectations and beliefs and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements. Risks, uncertainties and assumptions include (1) the possibility that Modine and Transpro may be unable to obtain required corporate and regulatory approvals or to satisfy other conditions for the proposed transaction; (2) problems that may arise in integrating the businesses of the two companies and that the integration may not be successful; (3) the proposed transaction may involve unexpected costs; (4) the combined company may be unable to achieve the anticipated cost-cutting synergies or those benefits may take longer to realize than expected; (5) the businesses of one or both companies may suffer as a result of uncertainties surrounding the proposed transaction including disruption of relationships with customers, employees or suppliers; (6) increased competition and its effect on pricing; and (7) other risks beyond the control of either party. Additional factors that could cause Modine"s results to differ materially from those described in the forward looking statements can be found in the Annual Report on Form 10-K of Modine, and in the Quarterly Reports on Form 10-Q of Modine and Modine"s other filings with the SEC. Modine assumes no obligation and expressly disclaims any duty to update the information contained herein except as required by law.

Additional Information About the Proposed Transaction and Where to Find It

In connection with the proposed transaction, Modine and Transpro will file relevant materials with the SEC, including one or more registration statement(s) that contain required disclosure documents. Investors and security holders are urged to read these documents (if and when they become available) and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about Modine, Transpro and the proposed transaction. Investors and security holders may obtain these documents (and any other documents filed by Modine and/or Transpro with the SEC) free of charge at the SEC"s web site at www.sec.gov. In addition, the documents filed with the SEC by Transpro may be obtained free of charge from Transpro"s web site at www.transpro.com and the documents filed with the SEC by Modine may be obtained free of charge from Modine at www.modine.com. Such documents regarding the proposed transaction are not currently available. Investors and security holders are urged to read the required disclosure documents and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction.

Modine, Transpro and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from security holders in favor of the proposed transaction. Information about the executive officers and directors of Modine and their ownership of Modine common stock is set forth in the proxy statement for Modine"s 2004 Annual Meeting of Shareholders, which was filed with the SEC on June 14, 2004. Information about the executive officers and directors of Transpro and their ownership of Transpro common stock is set forth in the proxy statement for Transpro"s 2004 Annual Meeting of Shareholders, which was filed with the SEC on March 29, 2004. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of Modine, Transpro and their respective executive officers and directors in the proposed transaction by reading the required disclosure documents regarding the proposed transaction when they become available.